Exhibit 99.2

FOX CORPORATION ANNOUNCES SECONDARY OFFERING OF CLASS B COMMON STOCK

New York, NY, and Los Angeles, CA – September 8, 2025 – Fox Corporation (“FOX” or the “Company”) (Nasdaq: FOXA, FOX) today announced that trusts established for the benefit of Prudence MacLeod, Elisabeth Murdoch and James Murdoch and his or her respective descendants and charitable organizations (the “Selling Stockholders”) intend to offer an aggregate of 16,926,837 shares of FOX’s Class B common stock, par value $0.01 per share (the “Class B common stock”), in an underwritten public offering (the “Offering”).

The Selling Stockholders will receive all of the proceeds from the Offering. The Company is not selling any shares of Class B common stock in the Offering and will not receive any proceeds from the Offering. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed.

Morgan Stanley is acting as the sole underwriter for the Offering.

The Offering will be made only by means of an effective registration statement and a prospectus. The Company has previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement (including a prospectus) on Form S-3 (File No. 333-273947) and plans to file a preliminary prospectus supplement for the Offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the accompanying preliminary prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the Offering. The Offering will be made only by means of a prospectus and a related prospectus supplement relating to the Offering, copies of which may be obtained from Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, or by email at prospectus@morganstanley.com. These documents can also be accessed through the SEC’s website at www.sec.gov. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT FOX CORPORATION

Fox Corporation produces and distributes compelling news, sports, and entertainment content through its primary iconic domestic brands, including FOX News Media, FOX Sports, Tubi Media Group, FOX Entertainment and FOX Television Stations. These brands hold cultural significance with consumers and commercial importance for distributors and advertisers. The breadth and depth of our footprint allows us to deliver content that engages and informs audiences, develop deeper consumer relationships, and create more compelling product offerings. FOX maintains an impressive track record of news, sports, and entertainment industry success that shapes our strategy to capitalize on existing strengths and invest in new initiatives. For more information about Fox Corporation, please visit www.FoxCorporation.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook” and similar expressions are used to identify these forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements in this press release due to the impact of the resolution on the Company or its stock price, if any, as well as changes in economic, business, competitive, technological, strategic and/or regulatory factors and other factors affecting the operation of the Company’s businesses. More detailed information about these factors is contained in the documents the Company has filed with or furnished to the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

Statements in this press release speak only as of the date they were made, and the Company undertakes no duty to update or release any revisions to any forward-looking statement made in this press release or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events or to conform such statements to actual results or changes in the Company’s expectations, except as required by law.

Press Contacts:

Brian Nick

310-369-3545

brian.nick@fox.com

Lauren Townsend

310-369-2729

lauren.townsend@fox.com

Investor Contacts:

Gabrielle Brown

212-852-7720

gabrielle.brown@fox.com

Charlie Costanzo

212-852-7908

charlie.costanzo@fox.com